UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2018 (August 20, 2018)

TKK SYMPHONY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38631	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 6212 8493

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 20, 2018, TKK Symphony Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 22,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. The Company had granted EarlyBirdCapital, Inc., (“EBC”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any (“Over-Allotment Units”). On August 22, 2018, the underwriters exercised a portion of the option and purchased 3,000,000 Over-Allotment Units, generating gross proceeds of $30,000,000.

On August 20, 2018, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 11,800,000 warrants (the “Private Placement Warrants”) to Giant Fortune International Limited, a wholly owned subsidiary of Symphony Holdings Limited (collectively, “Symphony”), generating gross proceeds to the Company of $5,900,000. Symphony has committed to purchase up to an additional 1,320,000 Private Placement Warrants if the underwriters exercise their over-allotment option in full. On August 22, 2018, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 1,200,000 private placement warrants to Symphony, generating gross proceeds of $600,000.

A total of $250,000,000, comprised of $243,500,000 of the proceeds from the IPO and the sale of the Over-Allotment Units and $6,500,000 of the proceeds of the sale of the Private Placement Warrants and the private placement warrants on August 22, 2018, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of August 20, 2018 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on August 22, 2018, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of August 20, 2018.
99.2	Press Release, dated August 22, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKK SYMPHONY ACQUISITION CORPORATION

	By:	/s/ Sing Wang
		Name:	Sing Wang
		Title:	Chief Executive Officer

Dated: August 24, 2018

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